UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2019

ANDREA ELECTRONICS CORPORATION
(Exact name of registrant as specified in its charter)

New York	1-4324	11-0482020
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

620 Johnson Avenue Suite 1B, Bohemia, New York 11716
(Address of principal executive offices) (Zip Code)

(631) 719-1800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	ANDR	OTC Bulletin Board

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) The annual meeting of stockholders of Andrea Electronics Corporation (the “Company”) was held on October 24, 2019.

(b) The matters considered and voted on by the stockholders at the annual meeting and the vote of the stockholders were as follows:

1.	The following individuals were elected as directors, to serve until the next annual meeting of stockholders by the following vote:

Name	Shares Voted For	Votes Withheld	Broker Non-Votes[1]
Douglas J. Andrea	15,800,642	12,588,330	26,917,624
Gary A. Jones	15,737,417	12,651,555	26,917,624
Louis Libin	15,817,732	12,571,240	26,917,624
Joseph J. Migliozzi	15,790,930	12,598,042	26,917,624
Jonathan D. Spaet	15,817,782	12,571,190	26,917,624

2.	The vote on the approval of the Andrea Electronics 2019 Equity Compensation Plan was as follows:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes[1]
14,580,593	13,451,699	356,680	26,917,624

3.	The appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified by the stockholders by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
54,658,105	184,925	463,566

There were no broker non-votes on the proposal.

4.	The vote on the non-binding resolution to approve the compensation of the named executive officers was as follows:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes[1]
14,557,833	13,595,216	235,923	26,917,624

5.	The advisory vote on the frequency of the shareholder vote to approve the compensation of the named executive officers was as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes[1]
25,925,095	119,441	862,711	1,481,725	26,917,624
____________________

1 A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to the item and has not received voting instructions from the beneficial owner of the shares it holds. Broker non-votes are counted when determining whether the necessary quorum of stockholders is present or represented at each annual meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ANDREA ELECTRONICS CORPORATION
(Registrant)

Date: November 12, 2019	By:	/s/ Corisa L. Guiffre
Corisa L. Guiffre
Vice President and Chief Financial Officer